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                                  EXHIBIT 23.2



                          INDEPENDENT AUDITORS' CONSENT



The Board of Directors
Analogy, Inc.:

We consent to the use of our report, dated May 7, 1999, incorporated herein by reference.



                                    KPMG LLP



Portland, Oregon
December 22, 1999